Basis of presentation and summary of significant accounting policies (Details) - Schedule of accounts receivable and allowance for doubtful accounts - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Schedule of accounts receivable and allowance for doubtful accounts [Abstract]
Trade accounts receivable	$ 17,308	$ 13,913
Allowance for doubtful accounts	(418)	(20)
Total trade accounts receivable, net	$ 16,890	$ 13,893